Exhibit 99.1

Bread FinancialTM and Victoria’s Secret Launch New Co-Brand
Mastercard®, Renew Long-Standing Partnership

Continued relationship to include tech-forward dual-card program with enhanced rewards for Victoria’s Secret cardmembers

COLUMBUS, Ohio – March 29, 2022 – Bread Financial (NYSE: ADS), a tech-forward financial services company that provides simple, flexible payment, lending and saving solutions, today launched a new co-brand credit card program with Victoria’s Secret, the world’s largest intimates specialty retailer, to provide customers with a modernized credit offering across channels. Additionally, Bread Financial and Victoria's Secret have renewed their long-standing private label credit card program relationship. Mastercard® will be the network for both offerings.

“Bread Financial is thrilled to continue our nearly three decade long relationship with Victoria’s Secret, our longest-standing brand partner," said Val Greer, EVP and chief commercial officer, Bread Financial. "Our renewed agreement expands our product suite to include a co-brand card with Mastercard®, enabling us to offer our award-winning credit and loyalty products to Victoria’s Secret customers, driving customer value and continuing our commitment to expansive innovation.”

"Our renewed agreement expands our product suite to include a co-brand card with Mastercard®, enabling us to offer our award-winning credit and loyalty products to Victoria’s Secret customers.”
- Val Greer, EVP and chief commercial officer, Bread Financial

The Victoria’s Secret Mastercard® utilizes tap-to-pay technology, is compatible with all digital wallets and offers increased anti-fraud security to create a seamless and safe path-to-purchase for all cardmembers. The Victoria’s Secret Mastercard® will also provide highly coveted rewards for cardmembers while spending both at Victoria’s Secret and outside the brand, complementing the existing Victoria's Secret private label credit card.

With this new co-brand card, upon making a minimum purchase, eligible cardmembers will receive 5% back in rewards on Victoria’s Secret and PINK purchases (Gold tier cardmembers will receive 7.5% back in rewards), 2% back in rewards for specific bonus categories including travel, dining and streaming services, and 1% back in rewards for all other purchases outside of Victoria’s Secret. Co-brand cardmembers will also receive a $30 activation bonus offer after spending $500 outside of Victoria’s Secret within 90 days of activation. Additionally, Victoria’s Secret and PINK private label credit cardmembers will have the opportunity to earn rewards faster than they do today.

Cardmembers will also experience Mastercard® benefits including Priceless Experiences while peace of mind is delivered through protection benefits including Mastercard® ID Theft Protection™, Mastercard® Zero Liability Protection and Global Emergency Services.

"People are looking for payment methods and rewards that match their individual interests and daily lives,” said John Levitsky, executive vice president, Mastercard®. “Working with Bread Financial and Victoria’s Secret, we’re bringing Victoria’s Secret shoppers compelling card products with rewards in categories most meaningful to them, both in-store and online."

With nearly 1,400 retail stores worldwide and a predominantly female workforce of more than 30,000 employees, Victoria’s Secret boasts the largest team of specialty-trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.

"The Victoria's Secret Mastercard provides new and longtime customers with expanded benefits we know matter to them, including more options to pay how they want to and the ability to earn rewards faster,” said TJ Johnson, CFO, Victoria’s Secret & Co.

About Bread Financial

Bread FinancialTM (NYSE: ADS) is a tech-forward financial services company providing simple, personalized payment, lending and saving solutions. The company creates opportunities for its customers and partners through digitally enabled choices that offer ease, empowerment, financial flexibility and exceptional customer experiences. Driven by a digital-first approach, data insights and white-label technology, Bread Financial delivers growth for its partners through a comprehensive product suite, including private label and co-brand credit cards, installment lending and buy now, pay later (BNPL). Bread Financial also offers direct-to-consumer solutions that give customers more access, choice and freedom through its branded payment, lending and saving products.

Formerly Alliance Data, Bread Financial is an S&P MidCap 400 company headquartered in Columbus, Ohio, and committed to sustainable business practices powered by its 6,000+ global associates. To learn more about Bread Financial, visit BreadFinancial.com or follow us on Facebook, LinkedIn, Twitter and Instagram.

About Victoria’s Secret

Victoria’s Secret is the world’s largest intimates specialty retailer offering a wide assortment of modern, fashion-inspired collections including signature bras, panties, lingerie, casual sleepwear, athleisure and swim, as well as award-winning prestige fragrances and body care. With nearly 1,400 retail stores worldwide and a predominately female workforce of more than 30,000, Victoria’s Secret boasts the largest team of specialty trained bra fit experts worldwide. Victoria’s Secret is committed to inspiring women around the world with products and experiences that uplift and champion them and their journey while creating lifelong relationships and advocating for positive change.

About Mastercard (NYSE: MA)

Mastercard is a global technology company in the payments industry. Our mission is to connect and power an inclusive, digital economy that benefits everyone, everywhere by making transactions safe, simple, smart and accessible. Using secure data and networks, partnerships and passion, our innovations and solutions help individuals, financial institutions, governments and businesses realize their greatest potential. Our decency quotient, or DQ, drives our culture and everything we do inside and outside of our company. With connections across more than 210 countries and territories, we are building a sustainable world that unlocks priceless possibilities for all.

www.mastercard.com

Forward-looking statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as “believe,” “expect,” “anticipate,” “estimate,” “intend,” “project,” “plan,” “likely,” “may,” “should” or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including our ability to realize the intended benefits of the spinoff of our LoyaltyOne segment, future dividend declarations, and future economic conditions, including, but not limited to, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, and reduction in demand from clients. We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.

Bread Financial

Brian Vereb — Investor Relations
614-528-4516
Brian.Vereb@alliancedata.com

Shelley Whiddon — Media
214-494-3811
Shelley.Whiddon@alliancedata.com

Rachel Stultz — Media
614-729-4890
Rachel.Stultz@alliancedata.com

Mastercard

Alyssa Rosenblatt— Media
914-249-1564
Alyssa.Rosenblatt@mastercard.com